UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07881

PineBridge Mutual Funds
(Exact name of registrant as specified in charter)

399 Park Avenue, 4th Floor
New York, New York, 10022
(Address of principal executive offices) (Zip code)

Robin C. Thorn
399 Park Avenue, 4th Floor
New York, New York, 10022
(Name and address of agent for service)

(214)365-5200
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2011

Date of reporting period:  November 30, 2011

Item 1. Reports to Stockholders.

www.PineBridge.com/USMutualFunds	November 30, 2011

Annual Report	Class I Shares
Class R Shares

PineBridge US Micro Cap Growth Fund
PineBridge US Small Cap Growth Fund
PineBridge US 25 Equity Fund

Investment Adviser
PineBridge Investments, LLC
399 Park Avenue, 4th Floor, New York, New York 10022
www.PineBridge.com/USMutualFunds

1.800.426.9157	www.PineBridge.com/USMutualFunds

PineBridge Annual Shareholder Letter

Dear Fellow Shareholder,

Much like the preceding year, 2011 was riddled with numerous shocks that emanated from fears of a stalling economic recovery in the U.S., an emerging market slowdown and the escalating uncertainties around the Eurozone debt crisis.  Yet again, the resolve of the markets and its participating investors was put to the test.

As the year began, investor sentiment concerning the global market remained positive, buoyed by the November introduction of the widely anticipated accommodative Fed policy, known as Quantitative Easing (QE) 2 and the accompanying second Federal asset repurchase program worth about US $700 billion. This was followed by a well-received midterm election outcome and congressional approval of the extension of tax cuts.  These developments were accompanied by a string of corporate earnings surprises that continued to be driven by positive revenue growth and margin expansion.  Fund flows into US equities increased throughout the first quarter, with a clear shift toward actively managed funds.  Impressively, the market was able to motor forward despite civil unrest in the Middle East and North Africa, and the tragic earthquake and tsunami which devastated parts of Northern Japan.

As we moved further into the year, corporate earnings results continued to surprise positively, meaningfully beating revenue expectations and the results were prevalent across all the sectors.  However, news of a slowing Chinese economy, concerns over Greece and rising inflationary cost pressures effectively halted the market run in May.  Adding to the downward pressure was the disappointing US jobs data and the Fed lowering its GDP growth target for the year.  The market bounced up sharply late in June, recovering much of its losses as Greece secured the much needed Parliamentary backing of its proposed $110 billion program of austerity measures and sales of sovereign assets.  This turned the market outlook to become momentarily less negative.  However, as US markets returned from their Independence Day holiday weekend, they were hit with a swath of disappointing macro data and mounting fears of the US debt situation.  The underwhelming debt ceiling resolution and subsequent S&P US sovereign credit downgrade blew the doors wide open for continued rhetoric surrounding the risk of a potential double-dip recession.  The Fed responded by affirming a low-rate environment through mid-2013.  All the while, the European credit crisis was taking its toll on the US market, to which the European Central Bank (ECB) responded with its own version of QE through a round of bond buying.  Still, doubt continued to build, which compromised any quick resolution to the “confidence crisis.”  The fear of a hard landing has become so prevalent, that the market ignored US economic data that suggested the slowing recovery was again picking up steam.  A jump in employment, increased business activity and rising consumer sentiment did little to quell fears of a worst case outcome.  By the end of September, US stocks posted their worst quarterly performance since the 2008 financial crisis.

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In the weeks leading to the end of the fiscal year, US economic data began to show signs of life.  Job growth showed greater than expected improvement and sales for the auto industry rose pointing to pent up demand.  The third quarter US corporate earnings season ended with nearly 75% of companies continuing to surprise positively.  Unfortunately, the rising tide of eurozone skepticism quickly derailed investor confidence yet again and the long-anticipated Italian and Greek leadership changes failed to calm the market.  In our fiscal year ending November 30, 2011, large capitalization stocks as represented by the S&P 500 Index rose +7.83%.  The Utilities and Consumer Staples sectors were the best performing of the S&P 500 Index, returning +19.96% and +15.61% respectively.  Financials and Materials were the weakest sectors, declining -9.75% and returning +1.75% respectively.  Smaller capitalization stocks, as represented by the Russell 2000 Growth and the Russell Micro Cap Growth Indexes returned +4.70% and declined -0.23% respectively.

Performance as of November 30, 2011
These performance numbers are unaudited.
									Total Annual
							Since	Since	Gross
	6 Months	12 Months	5 Years	5 Years	10 Years	10 Years	Inception	Inception	Operating
	Cumulative	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Expense Ratio
PineBridge US Micro
Cap Growth Fund
Class I
(Inception 12/31/1997)	-14.96%	2.08%	1.25%	6.40%	3.87%	46.16%	10.46%	299.30%	1.90%
Russell Microcap
Growth Index	-16.91%	-0.23%	-2.26%	-10.79%	3.45%	40.38%	N/A*	N/A*	N/A
Russell 2000 Growth Index	-12.31%	4.70%	2.08%	10.87%	5.14%	65.02%	3.36%	58.44%	N/A
PineBridge US Small
Cap Growth Fund
Class I
(Inception 12/31/1996)	-13.92%	4.26%	1.88%	9.78%	2.93%	33.43%	7.39%	189.62%	2.33%
Russell 2000 Growth Index	-12.31%	4.70%	2.08%	10.87%	5.14%	65.02%	3.98%	78.95%	N/A
PineBridge US 25
Equity Fund
Class I
(Inception 9/19/2011)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	4.70%	2.59%
S&P 500 Index	-6.25%	7.83%	-0.18%	-0.87%	2.91%	33.16%	N/A	4.06%	N/A

* Russell Microcap Growth Index commenced operations on July 3, 2000.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. This table reflects the performance of each Fund’s Class I shares. The performance of Class R shares will differ due to differences in expenses. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-426-9157 or visiting www.PineBridge.com/USMutualFunds.

While there continues to be concern surrounding the still uncertain state of Eurozone, we continue to believe that falling equity correlations and an improved directional market visibility should reward strong fundamentals.  We believe that despite the accumulating negatives, strong corporate results, improving

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employment and rising confidence conveyed by executives of leading companies point to numerous pockets of strength throughout the US.  While a resolution to Europe’s woes seems far off, policy making seems to be taking shape.  And this enhanced directional visibility, for better or for worse, could lead to falling equity correlations, which in turn should reestablish fundamentals as the key driver of the market.  We believe that we may continue to find no shortage of companies with strong fundamentals.

Lastly, on September 19, 2011, the PineBridge US 25 Equity Fund commenced operations.  The I share class bears the ticker, PBUIX, and the R share class bears the ticker, PBURX.  We are truly excited to launch this Fund, which is a true representation of our Focus investment approach.  Please read our Fund Commentaries for detailed information on holdings that meaningfully affected each Fund’s performance for the quarter, as well as new additions and investment themes.

We thank you for your trust and confidence in our investment team and process, and hope to strengthen our partnership with you in the years to come.

Sincerely,

Robin Thorn	Dan Neuger
Managing Director,	Managing Director,
Head of Global Equities	Head of Focus Equities
President of PineBridge Mutual Funds	Portfolio Manager, US 25 Equity Fund

Jamie Cuellar, CFA
Vice President, Small Cap Equities
Portfolio Manager, US Micro Cap Growth Fund and US Small Cap Growth Funds

www.PineBridge.com/USMutualFunds

PineBridge US Micro Cap Growth Fund

While it was a volatile year for US equities, it was even more so for US micro cap stocks. With solid results through June, micro caps gave way to a macro based sell-off in US equities during a seasonally weak volume period causing the Russell Microcap Growth Index to fall almost 30% from early July to the lows in early October. The markets recovered somewhat towards the end of the fiscal year as strong earnings and attractive valuations allowed many stocks to recover. Overall it was a treacherous market where companies with fundamental missteps found their stocks absolutely punished.

Global de-risking on macroeconomic concerns can make life tough for bottom-up, smaller company stock investors as oftentimes company fundamentals take a back seat to investor panic and the desire for safety and liquidity. While our performance certainly struggled in the third calendar quarter, when panic and de-risking ruled the market, our performance outside of that period was quite strong. For the entire fiscal year ending November 30, 2011, the Fund outperformed its benchmark, the Russell Microcap Growth Index by over 200 basis points (bps) to finish up 2.08% versus the benchmark’s -0.23%. According to the Russell Indices, micro cap stocks underperformed large, mid and small cap stocks during the period as investors favored larger stocks with greater liquidity. Higher quality stocks, as measured by return on equity and assets, generally outperformed lower quality.

Healthcare and Technology were meaningful relative outperformers for the Fund. In Healthcare, returns from pharmaceutical and medical device stocks were excellent in offsetting weakness in biotechnology, while in technology, semiconductors and communications stocks provided strong returns. Producer durables and consumer discretionary were weaker areas for the Fund as engineering and construction was soft and a consumer company Primo Water suffered from execution missteps. As usual, stock selection drove the Fund’s outperformance.

Akorn (AKRX) drove the largest contribution to the Fund. A provider of generic drugs and opthamology products, Akorn consistently outperformed expectations this year as new generic drug launches and continued strong sales of their over the counter drugs boosted earnings expectations throughout the year. Along with some “tuck-in” acquisition opportunities, the company has over a dozen new drug applications filed with the FDA so we believe that growth should continue to remain strong for Akorn.

SPS Commerce (SPSC) was also a meaningful outperformer. A SaaS (Software as a Service) provider of supply chain management solutions that the Fund has owned since they went public in early 2010, SPSC has continued to consistently add new customers, grow their recurring revenues and cross-sell new products. The company successfully completed a secondary offering during the year and made an acquisition of Direct EDI which grew their customer base nicely. Their larger size, consistent execution, and further industry consolidation allowed the stock to move higher during the year.

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Primo Water (PRMW) was the biggest underperformer during the year. A provider of purified water and drinking products to consumers, Primo failed to roll out their offering to major retailers as quickly as the company and analysts projected and were forced to slash revenue and cash flow targets. We believe that the company’s reliance on a few powerful retailers that controlled their distribution schedule was ultimately to blame for the company’s problems and an area which we underestimated. The position was sold during the period.

While we are pleased with the relative performance of the Fund for the fiscal year, absolute performance for micro caps was rather uninspiring. In fact, for an asset class that historically has outperformed most US equity returns over longer periods of time, micro caps have had a tough relative period, especially over the last 5 years. However, if one believes in reversion to the mean, this could mean that micro caps offer a compelling opportunity.

Source: Morningstar Direct, 31 December 2011. This chart illustrates the performance of a hypothetical $100,000 investment made in the indices noted beginning on 1 January 1992.  It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees.  This chart does not imply any future performance.  Index performance is not indicative of Fund performance. Indexes are unmanaged and an investor may not purchase an index. Past performance does not guarantee future results.

Historically, these stocks have had a tendency to outperform when the economy is headed out of recession, expectations and valuations are low, and investors gravitate to higher risk. Once investors are through grappling with the overhangs of European sovereign debt and gridlock in Washington, we believe they will likely notice that the US economic picture has been improving and the “risk on/risk off” mentality dominating today’s market will likely change for the better. Meanwhile, with less exposure to European demand and currency risk, improved margins, and a less diversified revenue streams allowing for faster revenue growth, we believe that smaller company US stocks appear to be a relatively good place to be invested.

www.PineBridge.com/USMutualFunds

PineBridge US Small Cap Growth Fund

In another volatile year for US equities, small cap stocks ended the fiscal year with slightly positive returns and growth outperforming value. The Russell 2000 Growth Index peaked in late April with a gain of nearly 22% from the start of our fiscal year, only to see a 30% drop through the beginning of October which was followed by a 22% rebound through the end of the fiscal year to end up 4.70%. It was yet another year where the old adage “sell in May and walk away ” worked extremely well as gridlock in Washington and fears over sovereign debt defaults in Europe forced a lot of investors to de-risk their portfolios and reduce equity allocations.

For the fiscal year ending November 30, 2011, the Fund lagged its benchmark slightly posting a 4.26% return versus the Russell 2000 Growth Index’s 4.70%. The Fund performed well in the first half of the fiscal year but lagged in the second half as increased correlations of stocks, due to forced selling from global de-risking, hurt our relative and absolute returns. As we have seen in the past, de-risking due to macroeconomic concerns amidst high correlations among equities is typically not a good backdrop for our style of bottom-up stock selection as individual companies with good and improving fundamentals usually get caught up in forced selling. Overall, growth outperformed value for the year as investors placed a premium on scarce growth opportunities, and small caps underperformed mid and large caps as liquidity in equity markets was of paramount importance.

Healthcare and financial services were outperformers for the Fund this year while technology was a disappointment. Large positions and outstanding price movement in a couple of pharmaceutical companies led healthcare, while solid returns from Cardtronics (CATM, see below) and consumer lenders drove financial services. Small cap technology was a difficult place to invest this year; it was an underperforming sector for the index and for the Fund, as growth technology names struggled in the second half of the fiscal year.

Questcor (QCOR), a specialty pharmaceutical company, was by far the best performer for the Fund as a significant weighting and a 215% price change during the year helped performance immensely. The company has continued to experience accelerated growth in revenues and earnings driven by new sales hires that have continued to increase productivity. Market awareness and prescription trends for its drug Acthar, used to treat Multiple Sclerosis flares, Nephrotic Syndrome and Infantile Spasms, have continued to grow rapidly. Questcor is currently preparing for the eventual launch of Acthar to treat Lupus and other indications that are already approved on the drug’s label which could potentially double the company’s current addressable market.

Cardtronics (CATM), an owner and operator of ATM networks, was also a strong performer for the Fund. A company that had stable performance in an uncertain market, Cardtronics experienced an acceleration in transaction growth, along with an increasing number of customers, for its Allpoint network of ATMs. The company

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also returned to making some acquisitions this year after slowing down acquisitions a few years ago which should boost the company’s growth trajectory.

The biggest disappointment for the Fund was Smith Micro Software (SMSI). The company lowered 2011 guidance in early February, only a month after giving said guidance as the company’s customers dramatically reduced the need for Smith’s software due to a product transition. The stock was sold shortly thereafter and ended the year much lower than where we sold the position.

While the absolute performance of US small caps was below long-term historical averages, it was still a positive, though volatile year. How long investors will continue to swing the market around based upon the latest datapoint in Europe is a complete unknown. Meanwhile, we believe the economic picture in the US is not bad and has actually been improving. Once investors are through grappling with the overhangs of European sovereign debt and gridlock in Washington, we believe the “risk on/risk off” mentality dominating today’s market will likely change for the better. Meanwhile, with less exposure to European demand and currency risk, improved margins that are well below cyclical peak levels, and less diversified revenue streams allowing for faster revenue growth, in our view smaller company US stocks currently appear to be a relatively good position to be invested in.

PineBridge US 25 Equity Fund

The PineBridge US 25 Equity Fund was launched on September 19, 2011.  Since its launch through the end of the fiscal year ending November 30, 2011, the Fund outperformed its benchmark, the S&P 500 Index, by 64bps, returning 4.70% versus the S&P’s 4.06%.

The biggest contributors to performance during this brief period were Hewlett-Packard (HP), Robert Half International and Chevron.  HP reported strong full year results and imbued investor confidence by establishing what we believe is an achievable 2012 outlook, complemented by a well defined strategic view amidst its turnaround and recent leadership change. Robert Half reported better than expected quarterly results with strong margin expansion and volumes and saw its shares climb.  Chevron’s shares gained with rising oil prices and improvement in economic data and were further supported after it reported strong quarterly results driven by robust international downstream activity.  Apple, NRG Energy and Freeport McMoran were the biggest detractors to performance.  Apple’s shares struggled to recover from its disappointing quarterly release in mid-October.  Despite providing 2012 guidance above consensus expectations, NRG’s shares remained under pressure from a murky near-term outlook and poor quarterly results. Freeport’s shares fell after a sharp 24% decline in copper prices fueled by speculation of a hard landing in China.

September marked the end of the worst quarter for US stocks since the 2008 financial crisis.  The month started off immediately with a sell-off that was prompted by intensifying Greece woes and consequences on the broader European and world economy.  The fear of a hard landing has become so prevalent, that the market

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ignored US economic data that suggested the slowing recovery was again picking up steam.  While the strong earnings season lifted the market in October, in conjunction with steadily improving economic data, fears surrounding a worst-case outcome for the eurozone kept any sustainable rally at bay.  Despite this, we continue to believe that strong fundamentals should be rewarded once European policy makers make progress towards concerted policy action, which should drive better directional market visibility.  In this scenario, we expect the historically high equity correlations to decline and markets to become more rational, which we believe will favor the fundamentally strongest companies.

Past performance is not a guarantee of future results.

Fund returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

Opinions expressed are those of PineBridge Investments, LLC as of November 30, 2011 and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell a security.

Mutual fund investing involves risk. Principal loss is possible.

The PineBridge US Micro Cap Growth Fund and PineBridge US Small Cap Growth Fund invest in smaller capitalization companies which involve additional risks such as limited liquidity and greater volatility. The PineBridge US Micro Cap Growth Fund and the PineBridge US Small Cap Growth Fund invest in growth stocks, which typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The PineBridge US 25 Equity Fund may invest in mid-cap companies, which involve additional risks such as limited liquidity and greater volatility than larger companies. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. Because the Fund may invest in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of an ETF’s shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

Basis Point (bps) is one hundredth of one percent, or 0.01%.

Correlation is a statistical measure of the degree to which the movements of two variables (stock/option/convertible prices or returns) are related.

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Return on Equity (ROE) is the amount of net income returned as a percentage of shareholders equity. Return on equity measures a corporation’s profitability by revealing how much profit a company generates with the money shareholders have invested.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments in this report for a full listing of Fund holdings.

The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market with higher price-to-book ratios and higher forecasted growth values.

Wilshire US Microcap Total Return Index: Measures small stocks. This cap-weighted index is comprised of all stocks in the Wilshire 5000 Index below the 2,501st rank at June 30 of each year.

Russell 2000 Total Return Index: The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

Barclays Capital US Aggregate Bond Total Return Index: The U.S. Aggregate covers the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

It is not possible to invest directly in an index.

This material must be preceded or accompanied by a current prospectus.

The PineBridge Mutual Funds are distributed by Quasar Distributors LLC.

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PineBridge Mutual Funds - US Micro Cap Growth Fund
Performance Chart and Analysis

Average Annual Total Return
(as of 11/30/11)
(unaudited)
				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	I	R
US Micro Cap Growth Fund Class I	2.08%	1.25%	3.87%	10.46%	N/A
Russell Microcap Growth Index	-0.23%	-2.26%	3.45%	N/A	2.89%
Russell 2000 Growth Index	4.70%	2.08%	5.14%	3.36%	3.67%
US Micro Cap Growth Fund R	1.79%	0.96%	3.65%	N/A	2.60%

Class I shares commenced operations on December 31, 1997 and Class R shares commenced operations on May 1, 2001.  This graph assumes an initial investment of $1,000,000 (the minimum initial Class I share investment) made on November 30, 2001.  Prior to July 15, 2003, the minimum initial Class I shares requirement was $50,000.  The minimum required initial investment for Class R shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class R shares will differ due to differences in expenses.  Returns shown include the reinvestment of all dividends.  Past performance is not indicative of future results.  The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value.  Fee waivers and expense reimbursements by PineBridge Investments, LLC (the “Adviser”) have caused the Fund’s return to be higher than they otherwise would have been.  Investing in micro cap stocks may be more volatile than investing in large company stocks.  The longer term performance results presented for the US Micro Cap Growth Fund reflect periods of above average performance.  The returns for 1998 and 1999 for US Micro Cap Growth Fund reflect substantial benefits from participation in initial public offerings.  The Fund has not since benefited to the same extent from these types of gains.  The Fund’s index has been changed from the Russell 2000 Growth Index to the Russell Microcap Growth Index because the Adviser believes that the market capitalization profile and performance of that index is more appropriate and consistent with the capitalization profile and performance of the Fund.  The Russell Microcap Growth Index measures the performance of the microcap growth segment of the U.S. Equity market with higher price-to-book ratios and higher forecasted growth values.  The Russell Microcap Growth Index commenced operations on July 3, 2000.  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

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PineBridge Mutual Funds - US Small Cap Growth Fund
Performance Chart and Analysis

Average Annual Total Return
(as of 11/30/11)
(unaudited)

				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	I	R
US Small Cap Growth Fund Class I	4.26%	1.88%	2.93%	7.39%	N/A
Russell 2000 Growth Index	4.70%	2.08%	5.14%	3.98%	3.07%
US Small Cap Growth Fund Class R	3.91%	1.58%	2.75%	N/A	3.44%

Class I shares commended operations on December 31, 1996 and Class R shares commenced operations on September 8, 1999.  This graph assumes an initial investment of $1,000,000 (the minimum initial Class I share investment) made on November 30, 2001.  The minimum required initial investment for Class R shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts.  Performance of Class R shares will differ due to differences in expenses.  Returns shown include the reinvestment of all dividends.  Past performance is not indicative of future results.  The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value.  Fee waivers and expense reimbursements by PineBridge Investments, LLC have caused the Fund’s return to be higher than they otherwise would have been.  Investing in small company stocks may be more volatile than investing in large company stocks.  The longer term performance results presented for the US Small Cap Growth Fund reflect periods of above average performance.  The returns for 1997, 1999, and 2007 for US Small Cap Growth Fund reflect substantial benefits from participation in initial public offerings.  The Fund has not since benefited to the same extent from these types of gains.  The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds - US 25 Equity Fund
Performance Chart and Analysis

Aggregate Total Return
(as of 11/30/11)
(unaudited)
	Since	Since
	Inception	Inception
	I	R
US 25 Equity Fund Class I	4.70%	N/A
S&P 500 Index	4.06%	7.38%
US 25 Equity Fund Class R	N/A	7.06%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class I share investment) made on September 19, 2011 (commencement of operations for Class I shares).  Class R shares commenced operations on September 21, 2011. The minimum required initial investment for Class R shares is $2,500 for non-retirement accounts and $1,000 for retirement accounts.  Performance of Class R shares will differ due to differences in expenses.  Returns shown include the reinvestment of all dividends.  Past performance is not indicative of future results.  The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares.  Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value.  Fee waivers and expense reimbursements by PineBridge Investments, LLC have caused the Fund’s return to be higher than they otherwise would have been.  The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

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PineBridge Mutual Funds - Sector Allocation
US Micro Cap Growth Fund (expressed as a percentage of Total Investments)
As of November 30, 2011

US Small Cap Growth Fund (expressed as a percentage of Total Investments)
As of November 30, 2011

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds - Sector Allocation
US 25 Equity Fund (expressed as a percentage of Total Investments)
As of November 30, 2011

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PineBridge Mutual Funds
Additional Information on Fund Expenses

Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/11 – 11/30/11).

Actual Expenses

The actual return columns in the following table provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Funds’ transfer agent charges a $15.00 fee. The Funds’ transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The hypothetical return columns in the following table provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, those columns are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual vs. Hypothetical Returns For the Six Months Ended
November 30, 2011

						Hypothetical
						(5% return
				Actual		before expenses)
		Fund’s	Beginning	Ending	Expenses	Ending	Expenses
		Annualized	Account	Account	Paid	Account	Paid
		Expense	Value	Value	During	Value	During
		Ratio	6/1/11	11/30/11	Period1	11/30/11	Period1

US Micro Cap
Growth Fund	Class I	1.60%	$1,000.00	$850.40	$7.42	$1,017.05	$8.09
	Class R	1.86%	$1,000.00	$849.50	$8.62	$1,015.74	$9.40

US Small Cap
Growth Fund	Class I	1.35%	$1,000.00	$860.80	$6.30	$1,018.30	$6.83
	Class R	1.41%	$1,000.00	$859.50	$6.57	$1,018.00	$7.13

US 25
Equity Fund	Class I	1.20%	$1,000.00	$1,047.00	$2.422	$1,019.05	$6.07
	Class R	1.55%	$1,000.00	$1,070.60	$3.083	$1,017.30	$7.84

1	Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 365 to reflect the one-half year period.
2
Actual expenses are equal to the annualized expense ratio for Class I multiplied by the average account value over the period, multiplied by 72 days and divided by 365 to reflect the commencement of operations to November 30, 2011.

3
Actual expenses are equal to the annualized expense ratio for Class R multiplied by the average account value over the period, multiplied by 70 days and divided by 365 to reflect the commencement of operations to November 30, 2011.

1.800.426.9157

PineBridge Mutual Funds - US Micro Cap Growth Fund
Schedule of Investments	November 30, 2011

Security Description	Shares	Value
Common Stocks — 97.8%

Aerospace & Defense — 1.4%
Astronics Corp.*	23,600	$841,576

Auto Components — 4.5%
Amerigon, Inc.*	112,800	1,768,704
Fuel Systems Solutions, Inc.*	51,800	922,040
		2,690,744
Biotechnology — 3.7%
Ardea Biosciences, Inc.*	50,500	943,340
Biosante Pharmaceuticals, Inc.*	169,900	407,760
Exact Sciences Corp.*	101,800	864,282
		2,215,382
Chemicals — 5.4%
ADA-ES, Inc.*	100,939	2,072,278
TOR Minerals International, Inc.*	80,701	1,158,866
		3,231,144
Communications Equipment — 2.0%
PC-Tel, Inc.	88,700	620,013
Procera Networks, Inc.*	36,600	588,894
		1,208,907
Construction & Engineering — 1.7%
MYR Group, Inc.*	57,700	1,012,058

Consumer Finance — 1.4%
DFC Global Corp.*	44,300	804,045

Diversified Financial Services — 1.5%
Encore Capital Group, Inc.*	39,800	867,640

Diversified Telecommunication Services — 3.4%
Cogent Communications Group, Inc.*	91,800	1,561,518
Towerstream Corp.*	227,200	470,304
		2,031,822
Electrical Equipment — 1.0%
Thermon Group Holdings, Inc.*	38,300	592,118

Electronic Equipment, Instruments & Components — 1.9%
Maxwell Technologies, Inc.*	66,100	1,121,717

Energy Equipment & Services — 9.0%
Mitcham Industries, Inc.*	89,053	1,303,736
OYO Geospace Corp.*	16,538	1,504,627
Pioneer Drilling Co.*	100,300	1,101,294
RigNet, Inc.*	87,087	1,433,452
		5,343,109

The accompanying notes are an integral part of these financial statements.

www.PineBridge.com/USMutualFunds

Security Description	Shares	Value
Common Stocks (continued)

Food & Staples Retailing — 1.4%
Chefs’ Warehouse, Inc.*	60,600	$810,828

Health Care Equipment & Supplies — 7.2%
Endologix, Inc.*	69,600	789,264
ICU Medical, Inc.*	22,700	999,027
Merit Medical Systems, Inc.*	74,600	1,036,194
Staar Surgical Co.*	98,500	968,255
Uroplasty, Inc.*	125,701	506,575
		4,299,315
Hotels, Restaurants & Leisure — 3.0%
Bravo Brio Restaurant Group, Inc.*	64,266	1,107,303
Kona Grill, Inc.*	126,000	657,720
		1,765,023
Household Durables — 1.4%
Skullcandy, Inc.*	57,130	846,667

Internet Software & Services — 8.7%
LivePerson, Inc.*	48,700	612,646
Perficient, Inc.*	193,600	1,664,960
SPS Commerce, Inc.*	111,501	2,614,699
TechTarget, Inc.*	45,400	245,160
		5,137,465
IT Services — 2.2%
Cardtronics, Inc.*	48,000	1,304,640

Machinery — 4.6%
Graham Corp.	43,564	1,018,526
Twin Disc, Inc.	26,700	1,132,080
Wabash National Corp.*	78,000	572,520
		2,723,126
Metals & Mining — 1.7%
Universal Stainless & Alloy*	27,300	1,032,486

Pharmaceuticals — 4.3%
Akorn, Inc.*	177,377	1,908,577
Corcept Therapeutics, Inc.*	198,600	627,576
		2,536,153
Professional Services — 0.8%
Mistras Group, Inc.*	20,200	475,306

Semiconductors & Semiconductor Equipment — 4.4%
Ceva, Inc.*	27,100	780,751
Silicon Image, Inc.*	191,619	940,849
Silicon Motion Technology Corp. — ADR*	45,400	885,300
		2,606,900
Software — 13.1%
Allot Communications Ltd.*	121,007	2,040,178
Callidus Software, Inc.*	227,700	1,165,824
Convio, Inc.*	112,700	1,156,302
Glu Mobile, Inc.*	399,900	1,235,691

The accompanying notes are an integral part of these financial statements.

1.800.426.9157

Security Description	Shares	Value
Common Stocks (continued)

Software (continued)
Magma Design Automation, Inc.*	223,300	$1,277,276
Tangoe, Inc.*	67,900	922,082
		7,797,353
Specialty Retail — 4.7%
Body Central Corp.*	87,100	1,862,198
Shoe Carnival, Inc.*	38,700	920,286
		2,782,484
Trading Companies & Distributors — 3.4%
DXP Enterprises, Inc.*	66,361	2,007,420
Total Common Stocks (Cost $54,768,279)		58,085,428

Short Term Investments — 3.1%
Fidelity Institutional Money Market Fund —
Government Portfolio, 0.01% #	1,844,637	1,844,637
Total Short Term Investments (Cost $1,844,637)		1,844,637
Total Investments (Cost $56,612,916) — 100.9%		59,930,065
Liabilities in Excess of Other Assets — (0.9)%		(526,455)
Total Net Assets — 100.0%		$59,403,610

*Non-income producing security.
ADR  American Depository Receipt
#Seven-day yield as of November 30, 2011.

Securities are classified using the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI and S&P and has been licensed for use by the PineBridge Mutual Funds.

The accompanying notes are an integral part of these financial statements.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds - US Small Cap Growth Fund
Schedule of Investments	November 30, 2011

Security Description	Shares	Value
Common Stocks — 99.9%

Auto Components — 1.5%
Fuel Systems Solutions, Inc.*	12,000	$213,600

Biotechnology — 2.1%
Ardea Biosciences, Inc.*	11,700	218,556
Incyte Corp. Ltd.*	5,300	72,981
		291,537
Chemicals — 4.3%
ADA-ES, Inc.*	20,646	423,862
Rockwood Holdings, Inc.*	3,819	170,175
		594,037
Communications Equipment — 1.3%
Aruba Networks, Inc.*	8,400	177,240

Construction & Engineering — 3.9%
MasTec, Inc.*	19,200	307,392
MYR Group, Inc.*	13,400	235,036
		542,428
Consumer Finance — 2.6%
Cash America International, Inc.	3,368	167,423
DFC Global Corp.*	10,250	186,038
		353,461
Diversified Financial Services — 1.5%
Encore Capital Group, Inc.*	9,200	200,560

Diversified Telecommunication Services — 2.6%
Cogent Communications Group, Inc.*	21,300	362,313

Electrical Equipment — 1.0%
Thermon Group Holdings, Inc.*	8,900	137,594

Electronic Equipment, Instruments & Components — 1.8%
Maxwell Technologies, Inc.*	14,300	242,671

Energy Equipment & Services — 5.8%
Mitcham Industries, Inc.*	7,300	106,872
OYO Geospace Corp.*	3,326	302,600
Pioneer Drilling Co.*	20,900	229,482
RigNet, Inc.*	9,303	153,127
		792,081
Food Products — 2.2%
Darling International, Inc.*	20,700	297,459

Health Care Equipment & Supplies — 6.4%
Merit Medical Systems, Inc.*	14,100	195,849
NxStage Medical, Inc.*	17,020	333,252

The accompanying notes are an integral part of these financial statements.

1.800.426.9157

Security Description	Shares	Value
Common Stocks (continued)

Health Care Equipment & Supplies (continued)
Zoll Medical Corp.*	7,617	$350,610
		879,711
Health Care Providers & Services — 3.3%
HMS Holdings Corp.*	14,988	454,586

Hotels, Restaurants & Leisure — 3.9%
BJ’s Restaurants, Inc.*	5,900	283,672
Bravo Brio Restaurant Group, Inc.*	14,768	254,453
		538,125
Insurance — 2.0%
Amtrust Financial Services, Inc.	10,300	273,053

Internet Software & Services — 4.6%
comScore, Inc.*	5,400	107,298
LivePerson, Inc.*	11,100	139,638
Perficient, Inc.*	44,500	382,700
		629,636
IT Services — 2.4%
Cardtronics, Inc.*	12,300	334,314

Machinery — 5.6%
Chart Industries, Inc.*	5,900	359,074
Robbins & Myers, Inc.	5,300	281,960
Wabash National Corp.*	18,000	132,120
		773,154
Media — 1.5%
Cinemark Holdings, Inc.	10,300	201,777

Oil, Gas & Consumable Fuels — 1.7%
Goodrich Petroleum Corp.*	16,500	240,570

Pharmaceuticals — 7.3%
Akorn, Inc.*	40,799	438,997
Questcor Pharmaceuticals, Inc.*	12,540	563,673
		1,002,670
Professional Services — 0.8%
Mistras Group, Inc.*	4,600	108,238

Semiconductors & Semiconductor Equipment — 5.9%
Ceva, Inc.*	4,900	141,169
RF Micro Devices, Inc.*	48,200	300,286
Silicon Image, Inc.*	35,277	173,210
Silicon Motion Technology Corp. — ADR*	10,400	202,800
		817,465
Software — 13.4%
Allot Communications Ltd.*	27,733	467,579
Glu Mobile, Inc.*	92,700	286,443
Magma Design Automation, Inc.*	50,800	290,576
Pegasystems, Inc.	6,828	197,193
SuccessFactors, Inc.*	15,200	389,120

The accompanying notes are an integral part of these financial statements.

www.PineBridge.com/USMutualFunds

Security Description	Shares	Value
Common Stocks (continued)

Software (continued)
Tangoe, Inc.*	15,054	$204,433
		1,835,344
Specialty Retail — 5.1%
Body Central Corp.*	19,100	408,358
Finish Line, Inc.	13,900	293,012
		701,370

Textiles, Apparel & Luxury Goods — 5.4%
Crocs, Inc.*	10,400	161,304
Steven Madden Ltd.*	11,055	394,221
Vera Bradley, Inc.*	4,700	180,480
		736,005
Total Common Stocks (Cost $12,435,236)		13,730,999

Short Term Investments — 0.6%
Fidelity Institutional Money Market Fund —
Government Portfolio, 0.01% #	81,804	81,804
Total Short Term Investments (Cost $81,804)		81,804
Total Investments (Cost $12,517,040) — 100.5%		13,812,803
Liabilities in Excess of Other Assets — (0.5)%		(69,009)
Total Net Assets — 100.0%		$13,743,794

*Non-income producing security.
ADR  American Depository Receipt
#Seven-day yield as of November 30, 2011.

Securities are classified using the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI and S&P and has been licensed for use by the PineBridge Mutual Funds.

The accompanying notes are an integral part of these financial statements.

1.800.426.9157

PineBridge Mutual Funds - US 25 Equity Fund
Schedule of Investments	November 30, 2011

Security Description	Shares	Value
Common Stocks — 99.5%

Aerospace & Defense — 4.0%
Honeywell International, Inc.	6,174	$334,322

Air Freight & Logistics — 4.2%
United Parcel Service, Inc.	4,954	355,449

Biotechnology — 3.9%
Gilead Sciences, Inc.*	8,246	328,603

Chemicals — 4.2%
Ecolab, Inc.	6,210	354,094

Commercial Banks — 8.3%
Huntington Bancshares, Inc.	64,949	340,982
KeyCorp	48,675	354,841
		695,823
Computers & Peripherals — 12.6%
Apple Computer, Inc.*	1,739	664,646
Hewlett-Packard Co.	13,836	386,716
		1,051,362
Consumer Finance — 8.0%
Capital One Financial Corp.	15,039	671,642

Electronic Equipment, Instruments & Components — 3.7%
Corning, Inc.	23,317	309,417

Electric Utilities — 4.1%
FirstEnergy Corp.	7,624	339,040

Food Products — 4.1%
Kraft Foods, Inc.	9,434	341,039

Health Care Equipment & Supplies — 4.1%
Covidien PLC	7,459	339,757

Independent Power Producers & Energy Traders — 3.4%
NRG Energy, Inc.*	14,436	284,100

Leisure Equipment & Products — 4.1%
Mattel, Inc.	12,021	346,325

Media — 8.4%
CBS Corp.	13,594	353,988
Discovery Communications, Inc.*	8,219	345,034
		699,022
Oil, Gas & Consumable Fuels — 5.9%
Hess Corp.	5,401	325,248
Plains Exploration & Production Co.*	4,773	169,823
		495,071

The accompanying notes are an integral part of these financial statements.

www.PineBridge.com/USMutualFunds

Security Description	Shares	Value
Common Stocks (continued)

Pharmaceuticals — 4.0%
Pfizer, Inc.	16,854	$338,260

Professional Services — 4.2%
Robert Half International, Inc.	13,332	353,165

Software — 8.3%
Informatica Corp.*	7,666	344,625
Oracle Corp.	11,050	346,418
		691,043
Total Common Stocks (Cost $7,986,964)		8,327,534

Short Term Investments — 0.2%
Fidelity Institutional Money Market Fund —
Government Portfolio, 0.01% #	18,627	18,627
Total Short Term Investments (Cost $18,627)		18,627
Total Investments (Cost $8,005,591) — 99.7%		8,346,161
Other Assets in Excess of Liabilities — 0.3%		23,653
Total Net Assets — 100.0%		$8,369,814

*Non-income producing security.
#Seven-day yield as of November 30, 2011.

Securities are classified using the Global Industry Classification Standard (GICS®).  GICS® was developed by and/or is the exclusive property of MSCI and S&P and has been licensed for use by the PineBridge Mutual Funds.

The accompanying notes are an integral part of these financial statements.

1.800.426.9157

(This Page Intentionally Left Blank.)

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds
Statement of Assets and Liabilities	November 30, 2011

	US Micro Cap	US Small Cap	US 25
	Growth Fund	Growth Fund	Equity Fund
ASSETS:
Investment securities, at value*	$58,085,428	$13,730,999	$8,327,534
Short term investments*	1,844,637	81,804	18,627
Receivable for investments sold	315,039	78,244	—
Interest and dividends receivable	2,152	2,860	18,497
Receivable for shares of beneficial interest sold	101,348	50	832
Receivable from Adviser	—	6,688	—
Deferred offering costs	—	—	53,081
Prepaid expenses and other assets	4,896	4,586	2
Total assets	60,353,500	13,905,231	8,418,573
LIABILITIES:
Payable for investments purchased	421,206	115,320	—
Payable for shares of beneficial interest redeemed	385,615	3,507	—
Investment advisory fees payable	2,198	—	13,197
Administration fees payable	14,477	5,074	5,000
Distribution fees payable	7,465	831	306
Offering costs payable	—	—	7,500
Accrued expenses	118,929	36,705	22,756
Total liabilities	949,890	161,437	48,759
Net assets	$59,403,610	$13,743,794	$8,369,814
NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest at
par value of $0.001	$3,280	$600	$799
Paid-in capital	74,110,498	23,907,316	8,153,492
	74,113,778	23,907,916	8,154,291
Accumulated undistributed
net investment income	—	—	8,693
Accumulated net realized
gain (loss) on investments	(18,027,317)	(11,459,885)	(133,740)
Net unrealized appreciation of investments	3,317,149	1,295,763	340,570
Net assets	$59,403,610	$13,743,794	$8,369,814

*Identified cost:
Investment securities	$54,768,279	$12,435,236	$7,986,964
Short term investments	$1,844,637	$81,804	$18,627

The accompanying notes are an integral part of these financial statements.

1.800.426.9157

	US Micro Cap	US Small Cap	US 25
	Growth Fund	Growth Fund	Equity Fund
Class I
(unlimited shares authorized):
Net assets	$50,064,846	$11,329,638	$7,214,799
Shares of beneficial interest
issued and outstanding	2,751,925	492,437	689,021
Net asset value, offering and
redemption price per share	$18.19	$23.01	$10.47

Class R
(unlimited shares authorized):
Net assets	$9,338,764	$2,414,156	$1,155,015
Shares of beneficial interest
issued and outstanding	528,327	107,989	110,386
Net asset value, offering and
redemption price per share	$17.68	$22.36	$10.46

The accompanying notes are an integral part of these financial statements.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds
Statement of Operations	For the year ended November 30, 2011

	US Micro Cap	US Small Cap	US 25
	Growth Fund	Growth Fund	Equity Fund*
INVESTMENT INCOME:
Income:
Interest	$500	$52	$5
Dividends	62,153	20,073	27,542
Total investment income	62,653	20,125	27,547
Expenses:
Investment advisory fees	1,058,829	132,945	9,550
Administration fees	87,043	30,087	5,825
Distribution fees — Class R	104,535	6,214	664
Transfer agent fees and expenses	84,595	37,867	9,511
Registration fees	27,856	29,414	—
Fund accounting fees and expenses	35,914	34,963	5,574
Custodian fees and expenses	15,709	3,105	729
Audit and tax fees	64,274	6,056	7,999
Trustees’ fees and expenses	70,960	12,455	1,439
Printing expenses	26,406	1,227	608
Legal fees and expenses	106,552	12,874	2,500
Offering costs	—	—	12,999
Miscellaneous expenses	1,034	390	57
Total expenses	1,683,707	307,597	57,455
Less: Expenses waived by Adviser (Note 4)	(183,350)	(103,309)	(38,601)
Net expenses	1,500,357	204,288	18,854
Net investment income (loss)	(1,437,704)	(184,163)	8,693
REALIZED & UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	5,555,453	2,119,971	145,101
Net change in unrealized
appreciation (depreciation) of investments	(8,468,861)	(1,323,028)	340,570
Net realized and unrealized
gain (loss) on investments	(2,913,408)	796,943	485,671
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$(4,351,112)	$612,780	$494,364

*US 25 Equity Fund commenced operations on September 19, 2011.

The accompanying notes are an integral part of these financial statements.

1.800.426.9157

PineBridge Mutual Funds - US Micro Cap Growth Fund
Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	November 30,	November 30,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment loss	$(1,437,704)	$(680,260)
Net realized gain on investments	5,555,453	10,032,454
Net change in unrealized appreciation (depreciation)
of investments	(8,468,861)	5,537,923
Net increase (decrease) in net assets
resulting from operations	(4,351,112)	14,890,117
Capital Share Transactions (Note 5):
Proceeds from shares sold	64,527,181	17,695,620
Cost of shares redeemed	(61,354,232)	(16,323,804)
Net increase in net assets resulting
from capital share transactions	3,172,949	1,371,816
Total increase (decrease) in net assets	(1,178,163)	16,261,933
NET ASSETS:
Beginning of year	60,581,773	44,319,840
End of year	$59,403,610	$60,581,773
Includes undistributed net investment income of	$—	$—

The accompanying notes are an integral part of these financial statements.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds - US Small Cap Growth Fund
Statements of Changes in Net Assets

	For The	For The
	Year Ended	Year Ended
	November 30,	November 30,
	2011	2010
INCREASE (DECREASE) IN NET ASSETS FROM:
Operations:
Net investment loss	$(184,163)	$(136,299)
Net realized gain on investments	2,119,971	2,502,611
Net change in unrealized appreciation (depreciation)
of investments	(1,323,028)	1,042,643
Net increase in net assets
resulting from operations	612,780	3,408,955
Capital Share Transactions (Note 5):
Proceeds from shares sold	1,589,352	1,340,240
Cost of shares redeemed	(2,613,743)	(2,100,954)
Net decrease in net assets resulting
from capital share transactions	(1,024,391)	(760,714)
Total increase (decrease) in net assets	(411,611)	2,648,241
NET ASSETS:
Beginning of year	14,155,405	11,507,164
End of year	$13,743,794	$14,155,405
Includes undistributed net investment income of	$—	$—

The accompanying notes are an integral part of these financial statements.

1.800.426.9157

PineBridge Mutual Funds - US 25 Equity Fund
Statements of Changes in Net Assets

For The
Period Ended
November 30,
2011*
INCREASE IN NET ASSETS FROM:
Operations:
Net investment income	$8,693
Net realized gain on investments	145,101
Net change in unrealized appreciation of investments	340,570
Net increase in net assets resulting from operations	494,364
Capital Share Transactions (Note 5):
Proceeds from shares sold	7,900,005
Cost of shares redeemed	(24,555)
Net increase in net assets resulting from capital share transactions	7,875,450
Total increase in net assets	8,369,814
NET ASSETS:
Beginning of period	—
End of period	$8,369,814
Includes undistributed net investment income of	$8,693

*US 25 Equity Fund commenced operations on September 19, 2011.

The accompanying notes are an integral part of these financial statements.

www.PineBridge.com/USMutualFunds

PineBridge Mutual Funds
Financial Highlights

US MICRO CAP GROWTH FUND
			Net gain									Ratio
			(loss)		Dividends			Net				of net	Ratio of
	Net		on invest-	Total	from	Distri-		Asset		Net		expenses	net invest-
	Asset	Net	ments	from	net	butions		Value,		Assets,		to	ment
	Value,	invest-	(realized	invest-	invest-	from	Total	end		end of		average	loss to
	beginning	ment	and	ment	ment	capital	distri-	of	Total	year		net	average	Portfolio
	of year	loss1	unrealized)	operations	income	gains	butions	year	return2	(000’s	)	assets3	net assets	Turnover
Class I
11/30/07	$24.46	$(0.26)	$4.77	$4.51	$—	$(4.09)	$(4.09)	$24.88	21.94%	$90,421		1.60%	(1.13)%	149%
11/30/08	24.88	(0.10)	(10.40)	(10.50)	—	(3.96)	(3.96)	10.42	(50.02)	41,582		1.60	(0.58)	250
11/30/09	10.42	(0.15)	2.91	2.76	—	—	—	13.18	26.49	40,122		1.60	(1.36)	209
11/30/10	13.18	(0.20)	4.84	4.64	—	—	—	17.82	35.20	51,300		1.60	(1.35)	216
11/30/11	17.82	(0.30)	0.67	0.37	—	—	—	18.19	2.08	50,065		1.60	(1.53)	165
Class R
11/30/07	$24.24	$(0.32)	$4.68	$4.36	$—	$(4.09)	$(4.09)	$24.51	21.53%	$12,851		1.87%	(1.39)%	149%
11/30/08	24.51	(0.14)	(10.20)	(10.34)	—	(3.96)	(3.96)	10.21	(50.14)	4,458		1.85	(0.82)	250
11/30/09	10.21	(0.18)	2.85	2.67	—	—	—	12.88	26.15	4,198		1.90	(1.66)	209
11/30/10	12.88	(0.25)	4.73	4.48	—	—	—	17.36	34.78	9,282		1.90	(1.67)	216
11/30/11	17.36	(0.35)	0.67	0.32	—	—	—	17.68	1.84	9,339		1.88	(1.81)	165

1	Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

3	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/07	11/30/08	11/30/09	11/30/10	11/30/11
Class I	1.73%	1.73%	2.00%	1.89%	1.79%
Class R	2.06	2.03	2.35	2.24	2.12

The accompanying notes are an integral part of these financial statements.

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US SMALL CAP GROWTH FUND
			Net gain										Ratio	Ratio of
			(loss)		Dividends			Net					of net	net invest-
	Net	Net	on invest-	Total	from	Distri-		Asset			Net		expenses	ment
	Asset	invest-	ments	from	net	butions		Value,			Assets,		to	income
	Value,	ment	(realized	invest-	invest-	from	Total	end			end of		average	(loss) to
	beginning	income	and	ment	ment	capital	distri-	of	Total		year		net	average	Portfolio
	of year	(loss)1	unrealized)	operations	income	gains	butions	year	return2		(000’s	)	assets3	net assets	Turnover
Class I
11/30/07	$21.38	$0.55	$5.88	$6.43	$—	$—	$—	$27.81	30.07	%4	$29,559		1.35%	2.21%	173%
11/30/08	27.81	(0.15)	(13.93)	(14.08)	(0.54)	—	(0.54)	13.19	(51.62)		13,187		1.35	(0.68)	366
11/30/09	13.19	(0.15)	3.79	3.64	—	—	—	16.83	27.60		9,327		1.35	(1.03)	280
11/30/10	16.83	(0.21)	5.45	5.24	—	—	—	22.07	31.13		11,693		1.35	(1.09)	280
11/30/11	22.07	(0.29)	1.23	0.94	—	—	—	23.01	4.26		11,330		1.35	(1.21)	162
Class R
11/30/07	$21.01	$0.46	$5.78	$6.24	$—	$—	$—	$27.25	29.70	%4	$6,658		1.64%	1.87%	173%
11/30/08	27.25	(0.21)	(13.66)	(13.87)	(0.47)	—	(0.47)	12.91	(51.78)		2,341		1.65	(0.98)	366
11/30/09	12.91	(0.19)	3.71	3.52	—	—	—	16.43	27.27		2,181		1.65	(1.33)	280
11/30/10	16.43	(0.26)	5.32	5.06	—	—	—	21.49	30.80		2,463		1.65	(1.39)	280
11/30/11	21.49	(0.33)	1.20	0.87	—	—	—	22.36	4.05		2,414		1.54	(1.40)	162

1	Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

3	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/07	11/30/08	11/30/09	11/30/10	11/30/11
Class I	1.86%	1.69%	2.53%	2.32%	2.04%
Class R	2.20	2.04	2.88	2.67	2.28

4	Payments by affiliates increased the total return by 2.68% and 2.74% for Class I and Class R shares, respectively.

The accompanying notes are an integral part of these financial statements.

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US 25 EQUITY FUND
			Net										Ratio		Ratio
			gain		Dividends			Net					of net		of net
	Net		on invest-	Total	from	Distri-		Asset			Net		expenses		invest-
	Asset	Net	ments	from	net	butions		Value,			Assets,		to		ment
	Value,	invest-	(realized	invest-	invest-	from	Total	end			end of		average		income to
	beginning	ment	and	ment	ment	capital	distri-	of	Total		period		net		average		Portfolio
	of period	income1	unrealized)	operations	income	gains	butions	period	return2		(000’s	)	assets3		net assets		Turnover
Class I
11/30/11*	$10.00	$0.01	$0.46	$0.47	$—	$—	$—	$10.47	4.70	%4	$7,215		1.20	%5	0.61	%5	32	%4
Class R
11/30/11**	$9.77	$0.01	$0.68	$0.69	$—	$—	$—	$10.46	7.06	%4	$1,155		1.55	%5	0.30	%5	32	%4

*	Class I commenced operations on September 19, 2011.
**	Class R commenced operations on September 21, 2011.
1	Calculated based upon average shares outstanding.
2
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

3	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

11/30/114
Class I	3.75%
Class R	4.05

4	Not annualized.
5	Annualized.

The accompanying notes are an integral part of these financial statements.

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PineBridge Mutual Funds
Notes to Financial Statements	November 30, 2011

1.  Description of the Fund.  PineBridge Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust. The Trust’s Declaration of Trust, as amended, permits the Trustees to establish separate series or “Funds,” each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are divided into three Funds, the PineBridge US Micro Cap Growth Fund (“US Micro Cap Growth Fund”), the PineBridge US Small Cap Growth Fund (“US Small Cap Growth Fund”) and the PineBridge US 25 Equity Fund (“US 25 Equity Fund”) (each, a “Fund” and collectively, the “Funds”). The US 25 Equity Fund commenced operations on September 19, 2011.

The investment objective and principal strategy for each Fund is as follows:

US Micro Cap Growth Fund seeks to provide maximum capital appreciation, consistent with reasonable risk to principal.  Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of U.S. micro capitalization (“micro-cap”) issuers.

US Small Cap Growth Fund seeks to provide maximum capital appreciation, consistent with reasonable risk to principal.  Under normal market conditions, the Fund invests at least 80% of its net assets in stocks of U.S. small capitalization (“small-cap”) issuers.

US 25 Equity Fund seeks to provide maximum capital appreciation, consistent with reasonable risk to principal.  Under normal market conditions, the Fund invests at least 80% of its net assets in a portfolio of equity securities and equity-related securities of up to 25 U.S. companies.

The Funds each have two classes of shares, as follows:

Class I shares –	Offered at net asset value per share exclusively for investors with a one million dollar minimum initial investment, subject to certain waivers.

Class R shares –	Offered at net asset value per share.

Each share of a particular class issued by each Fund bears the same voting, dividend, liquidation and other rights and conditions. Class R shares make distribution and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

2.  Significant Accounting Policies. The following is a summary of the significant accounting policies of the Funds:

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Investment Valuation. The investment valuation policy of the Funds is to value investments at market value. Each Fund’s securities, except short term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value and are generally classified within Level 1 of the fair value hierarchy. For non-NASDAQ listed securities, the Funds use the price quoted by the exchange on which the security is principally traded and are generally classified within Level 1. For NASDAQ equity securities, the Funds use the NASDAQ official closing price and are generally classified within Level 1. Unlisted securities and listed securities which have not been traded on the valuation date are valued at the last price bid and are generally classified within Level 2. In the event such market quotations are not readily available or are not reliable, fair value will be used to value the Funds. Fair valued securities are determined in good faith under procedures adopted by the Board of Trustees. Short term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value and are generally classified within Level 2. Investments in registered investment companies that are money market funds are valued at the end of day net asset value and are generally classified within Level 1.

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment.  A three-tier hierarchy is used to establish classification of fair value measurements for disclosure purposes and is intended to maximize the use of observable market data and minimize the use of unobservable inputs.  Observable inputs reflect the assumptions market participants would use in pricing the asset or liability and are based on market data obtained from sources independent of the reporting entity.  Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and based on the best information available in the circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

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The following table summarizes the Funds’ investments as of November 30, 2011.

	US Micro Cap	US Small Cap	US 25
Valuation Inputs	Growth Fund	Growth Fund	Equity Fund
Level 1
Common Stocks*	$58,085,428	$13,730,999	$8,327,534
Short Term Investments	1,844,637	81,804	18,627
Total Level 1	59,930,065	13,812,803	8,346,161
Level 2	—	—	—
Level 3	—	—	—
Total	$59,930,065	$13,812,803	$8,346,161

*  See the Schedule of Investments for common stocks detailed by industry classification.

There were no significant transfers into or out of Level 1 or Level 2 during the year ended November 30, 2011. Transfers between Levels are recognized at the end of the reporting period.

New Accounting Pronouncement.  On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Federal Income Taxes.  Each Fund is treated as a separate entity and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of November 30, 2011, open tax years include the tax years ended November 30, 2008 through 2011. The Funds have no examinations in progress and are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

www.PineBridge.com/USMutualFunds

Allocation of Income and Expenses.  Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all Funds are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

Security Transactions and Investment Income. Investment security transactions are accounted for on a trade date basis, for financial reporting purposes. Each Fund uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Distributions to Shareholders. Each Fund will distribute at least annually to shareholders substantially all of its net investment income. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.

Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share.

As of November 30, 2011, the following reclassifications were made:

		Accumulated	Accumulated net
		undistributed net	realized gain (loss)
	Paid-in capital	investment income	on investments
US Micro Cap Growth Fund	$(1,437,622)	$1,437,704	$(82)
US Small Cap Growth Fund	(184,169)	184,163	6
US 25 Equity Fund	278,841	—	(278,841)

The permanent differences primarily relate to securities litigation, net operating losses and expiration of capital loss carry forwards.  The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.  There were no distributions during the year ended November 30, 2011.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Guarantees and Indemnifications. In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification

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clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience the Funds expect the risk of loss to be remote.

Market Risk. Because each Fund invests most of its assets in stocks, it is subject to stock market risk.  Market risk involves the possibility that the value of the Fund’s investments in stocks will decline due to drops in the stock market. In general, the value of the Fund will move in the same direction as the overall stock market, which will vary from day to day in response to the activities of individual companies, as well as general market, regulatory, political and economic conditions.

Offering Costs. The US 25 Equity Fund incurred $66,080 in offering costs which have been capitalized as a deferred charge and are being amortized to expense over twelve months on a straight-line basis.

3.  Investment Securities. The aggregate purchases and sales of long-term securities for the year ended November 30, 2011 were as follows:

	Purchases	Sales
US Micro Cap Growth Fund	$142,155,307	$139,086,622
US Small Cap Growth Fund	23,754,460	24,695,373
US 25 Equity Fund*	7,533,962	2,558,922

*  The Fund commenced operations on September 19, 2011.

The Funds did not have any purchases or sales of U.S. Government securities for the year ended November 30, 2011.

4.  Advisory Fees and Other Agreements. The Trust, on behalf of each Fund, employs PineBridge Investments, LLC (the “Adviser”), to furnish investment advisory and other services to the Trust and each Fund.  Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Funds. The Adviser must adhere to the stated investment objectives and policies of the Funds, and is subject to the supervision of the Board of Trustees. For its services under the Advisory Agreements, the Funds contractually agreed to pay the Adviser a monthly fee at the annual rate of 1.20%, 0.90% and 0.63% of the average daily net assets of the US Micro Cap Growth Fund, US Small Cap Growth Fund and US 25 Equity Fund, respectively.

The Adviser has contractually agreed to waive management fees and/or reimburse Fund expenses as to cap the annual net expense rate for the Funds through March 30, 2012 as set forth below. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and the indirect fees and expenses that the Funds incur in connection with investments in other registered and unregistered investment companies.  This expense cap can be altered only with the approval of a majority vote of the Board of Trustees.

Fund	Class I	Class R
US Micro Cap Growth	1.60%	1.90%
US Small Cap Growth	1.35%	1.65%
US 25 Equity	1.20%	1.55%

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The amount of any fee waiver or reimbursed expenses may be recovered by the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Fund’s expenses and such reimbursements do not exceed the Fund’s expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Fund will be charged only such lower expenses.

Under the terms of the agreements, reimbursed expenses, including prior period expenses, are subject to potential recovery for up to three years. Reimbursed/waived expenses subject to potential recovery by year of expiration are as follows:

	US Micro Cap	US Small Cap	US 25
Year of Expiration	Growth Fund	Growth Fund	Equity Fund
November 30, 2012	$172,025	$154,246	$—
November 30, 2013	146,865	117,341	—
November 30, 2014	183,350	103,309	38,601
	$502,240	$374,896	$38,601

The Trust, on behalf of each Fund, entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of U.S. Bancorp Fund Services, LLC (the “Administrator”). Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares (“distribution expenses”) in accordance with a plan adopted by the Board of Trustees and approved by its shareholders. Pursuant to such rule, the Trustees and shareholders have adopted a Distribution Plan hereinafter referred to as the “Class R Plan”.

Under the Class R Plan, the Trust is authorized to pay to the Distributor and/or other parties (which need not be registered broker-dealers) distribution and/or service fees for a Fund at an annual rate of up to 0.35% of the average daily net assets of such Fund share class. This fee will be paid pursuant to an appropriate agreement in payment for any activities or expenses intended to result in the sale and/or retention of Trust shares, including, but not limited to, (a) compensation paid to registered representatives of the Distributor and to participating dealers or to any other persons that have entered into selling agreements with the Distributor or the Trust, (b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other sales promotion expenses, and/or (e) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of a Fund.

5.  Capital Share Transactions. At November 30, 2011, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Fund.

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	US Micro Cap Growth Fund
	Class I
	For the Year Ended		For the Year Ended
	November 30, 2011		November 30, 2010
	Shares	Amount	Shares	Amount
Shares sold	900,670	$17,612,466	856,707	$12,846,861
Shares redeemed	(1,026,971)	(20,070,981)	(1,022,775)	(15,002,761)
	(126,300)	$(2,458,515)	(166,068)	$(2,155,900)
Beginning Shares	2,878,225		3,044,293
Ending Shares	2,751,925		2,878,225

	US Micro Cap Growth Fund
	Class R
	For the Year Ended		For the Year Ended
	November 30, 2011		November 30, 2010
	Shares	Amount	Shares	Amount
Shares sold	2,387,288	$46,914,715	296,869	$4,848,759
Shares redeemed	(2,393,659)	(41,283,251)	(88,155)	(1,321,043)
	(6,371)	$5,631,464	208,714	$3,527,716
Beginning Shares	534,698		325,984
Ending Shares	528,327		534,698

	US Small Cap Growth Fund
	Class I
	For the Year Ended		For the Year Ended
	November 30, 2011		November 30, 2010
	Shares	Amount	Shares	Amount
Shares sold	15,083	$391,011	59,531	$1,078,447
Shares redeemed	(52,341)	(1,260,891)	(83,869)	(1,521,523)
	(37,258)	$(869,880)	(24,338)	$(443,076)
Beginning Shares	529,695		554,033
Ending Shares	492,437		529,695

	US Small Cap Growth Fund
	Class R
	For the Year Ended		For the Year Ended
	November 30, 2011		November 30, 2010
	Shares	Amount	Shares	Amount
Shares sold	50,006	$1,198,341	13,426	$261,793
Shares redeemed	(56,639)	(1,352,852)	(31,493)	(579,431)
	(6,633)	$(154,511)	(18,067)	$(317,638)
Beginning Shares	114,622		132,689
Ending Shares	107,989		114,622

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	US 25 Equity Fund
	Class I
	For the Period Ended
	November 30, 2011(1)
	Shares	Amount
Shares sold	500,000	$5,000,000
Shares sold in connection
with in-kind transfer	190,524	1,830,346
Shares redeemed	(1,503)	(16,020)
	689,021	$6,814,326
Beginning Shares	—
Ending Shares	689,021

	US 25 Equity Fund
	Class R
	For the Period Ended
	November 30, 2011(2)
	Shares	Amount
Shares sold	3,280	$33,182
Shares sold in connection
with in-kind transfer	107,966	1,036,477
Shares redeemed	(860)	(8,535)
	110,386	$1,061,124
Beginning Shares	—
Ending Shares	110,386

(1)  Class I commenced operations on September 19, 2011.
(2)  Class R commenced operations on September 21, 2011.

6. Income Tax Information. As of November 30, 2011, the components of accumulated earnings (losses) for income tax purposes were as follows:

	US Micro Cap	US Small Cap	US 25
	Growth Fund	Growth Fund	Equity Fund
Tax cost of investments	$57,007,757	$12,543,691	$8,174,236
Gross tax unrealized appreciation	8,046,481	2,200,844	471,709
Gross tax unrealized depreciation	(5,124,173)	(931,732)	(299,784)
Net tax unrealized appreciation	2,922,308	1,269,112	171,925
Undistributed ordinary income	—	—	43,598
Undistributed long-term capital gain	—	—	—
Distributable earnings	—	—	43,598
Other accumulated loss	(17,632,476)	(11,433,234)	—
Total accumulated gain (loss)	$(14,710,168)	$(10,164,122)	$215,523

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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As of the close of business on September 28, 2011 and September 29, 2011, the US 25 Equity Fund acquired assets from various shareholders in the PineBridge US Focus Equity Fund in exchange for shares of the US 25 Equity Fund. The acquisition of assets from these tax-deferred transactions was as follows:

		Unrealized
Date	Tax Cost	Depreciation	Value
September 28, 2011	$2,974,414	$(267,018)	$2,707,396
September 29, 2011	171,250	(11,823)	159,427
	$3,145,664	$(278,841)	$2,866,823

These transactions qualified as tax-deferred transfers under the IRC and related revenue rulings.  As of November 30, 2011, the US 25 Equity Fund held securities with $168,217 of net unrealized depreciation relating to the transfers.

The following net realized capital loss carry forwards at November 30, 2011, may be utilized to offset future capital gains. To the extent the Funds realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carry forward to the extent allowed by the Internal Revenue Code (IRC).

	Capital Loss	Expiration
	Carryforward	Through
US Micro Cap Growth Fund	$(11,767,383)	11/30/16
	(5,865,093)	11/30/17
US Small Cap Growth Fund	(9,917,489)	11/30/16
	(1,515,745)	11/30/17

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies.  The changes are generally effective for taxable years beginning after the date of enactment.  One of the more prominent changes addresses capital loss carryforwards.  Under the Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period.  However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date.  As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.  Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulations.

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7.  Significant Shareholder Holdings.  As of November 30, 2011, single affiliated shareholders owned shares of the Funds as follows:

	US Small
	Cap Growth	US 25 Equity
	Fund – Class I	Fund – Class I
Shares	92,245	500,000
Percent of total outstanding shares – Class I	18.7%	72.6%
Percent of total outstanding shares – Total Fund	15.4%	62.5%

Shares		100,225
Percent of total outstanding shares – Class I		14.5%
Percent of total outstanding shares – Total Fund		12.5%

Investment activities of these shareholders could have a material affect on each Fund.

8.  Subsequent Events.  US 25 Equity Fund declared distributions from net investment income and short-term capital gains payable on December 22, 2011 to shareholders of record on December 21, 2011.  The distributions from net investment income from Class I shares were $8,372 or $0.01 per share and Class R shares were $620 or $0.01 per share.  The distributions from short-term capital gains from Class I shares were $30,117 or $0.04 per share and Class R shares were $4,788 or $0.04 per share.

The Adviser redeemed 500,000 shares from US 25 Equity Fund – Class I on December 22, 2011.

A registration statement on Form N-1A was filed with the Securities and Exchange Commission registering a new series of the Trust. The PineBridge Merger Arbitrage Fund commenced operations on December 30, 2011.

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PineBridge Mutual Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of PineBridge Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PineBridge US Micro Cap Growth Fund, PineBridge US Small Cap Growth Fund, and PineBridge US 25 Equity Fund (constituting the PineBridge Mutual Funds, hereafter referred to as the “Funds”) at November 30, 2011, the results of each of their operations for the period then ended, the changes in each of their net assets for the periods then ended and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Milwaukee, WI
January 27, 2012

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PineBridge US 25 Equity Fund
Approval of Investment Advisory Agreement

At a meeting held on August 24, 2011, PineBridge Investments LLC (“PBI”) proposed that the Board of Trustees (the “Board” or “Trustees”) of the PineBridge Mutual Funds (“Trust”) approve the investment advisory agreement (“Agreement”) between PBI and the Trust, on behalf of the PineBridge US 25 Equity Fund (the “Fund”), a newly created series of the Trust.  The Board considered multiple factors when evaluating PBI and in approving the Agreement including, but not limited to: (1) the nature, extent and quality of the services to be provided to the Fund under the Agreement; (2) the performance of the PineBridge Focus Equity Composite (“Composite”) and how that performance compares to the performance of funds in the Morningstar Large Cap Blend Category for U.S. open-end mutual funds (“Morningstar Category”) and the S&P 500 Index (“S&P 500”); (3) the projected level of fees and overall expenses of the Fund and how those fees and expenses compare to the PineBridge Focus Equity Fund (“Focus Fund”), the Morningstar Category and other accounts managed by PBI; (4) the costs to PBI of providing advisory services to the Fund and PBI’s projected profitability with respect to such services; (5) the anticipated effect of changes in the Fund’s asset levels on the advisory fee and overall expense ratio (“economies of scale”); and (6) benefits to be derived by PBI from its relationship with the Fund.

In considering the approval of the Agreement, the Board requested and reviewed information provided by PBI, including PBI’s responses to questions relating to its proposed management of the Fund, the personnel who would perform services for the Fund, the performance of the Composite, the proposed investment advisory fee and projected expenses, PBI’s projected profitability and other information that PBI believed would be material to the Board’s consideration of the Agreement.  In addition, legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the approval of the Agreement.  The Board did not identify any particular information that was most relevant to its determination to approve the Agreement and each Trustee may have afforded different weight to the various factors.

Nature, Extent, and Quality of Services.  The Board considered PBI’s investment philosophy and investment process as well as the background and experience of the portfolio manager who would manage the Fund and the team of ten analysts who would support him.  PBI represented to the Board that it would manage the Fund in a manner substantially similar to the way it manages the Focus Fund and the accounts that comprise the Composite.  The Board considered PBI’s investment resources and infrastructure and the adequacy of its compliance program.  The Board also considered additional services that PBI provides to the Trust’s existing series, including the supervision of the Trust’s operations, general oversight of the Trust’s other service providers and the coordination of marketing initiatives.  Based on this information, the Board concluded that the nature, extent and quality of the

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advisory services to be provided by PBI were appropriate for the Fund in light of its investment objective, and, thus, supported a decision to approve the Agreement.

Performance. The Board considered that the Composite underperformed the median for the Morningstar Category and the S&P 500 for the year to date and one-year periods, but outperformed both for the 3-year period.  The Board also considered the Composite’s Morningstar ranking for each of the relevant periods.  In addition, the Board considered that the performance of the Focus Fund had been comparable to that of the Composite since the Focus Fund had been fully transitioned to the focus equity strategy in March 2010. The Board concluded that PBI’s historical investment performance record for the focus equity strategy supported approval of the Agreement.

Comparisons of the amounts to be paid under the Agreement with Focus Fund, Morningstar Category and other PBI accounts.  In evaluating the Agreement, the Board reviewed the proposed advisory fee rate for services to be performed on behalf of the Fund.  The Board considered that the proposed advisory fee rate was the same as that currently paid by the Focus Fund and lower than the median advisory fee rate for the Morningstar Category.  The Board also noted that the proposed advisory fee rate was lower than the rate charged by PBI to a UCITS Fund and within the range of the rates charged by PBI to separately managed accounts that PBI manages pursuant to its focus equity strategy.  In addition, the Board noted PBI’s intention to cap the Fund’s total annual operating expenses at competitive levels. This information assisted the Board in concluding that PBI’s advisory fee rate under the Agreement appeared to be within a reasonable range for the services to be provided to the Fund, in light of all the factors considered.

Costs of the services to be provided and profits to be realized by PBI and its affiliates from the relationship with the Fund.  The Board considered PBI’s projection that the Fund would not be profitable to PBI, at least during its initial year of operations.  Recognizing that PBI’s projected profitability was dependent on the Fund’s initial asset levels, competitive performance, and the maintenance of competitive expense levels, the Board concluded that while it was not a material factor in approving the Agreement, PBI’s projected profitability was reasonable and supported approval of the Agreement.

Extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors.  The Board considered that the proposed advisory fee did not include breakpoints.  However, the Board noted that, because the Fund had not commenced operations, there were no economies of scale that would warrant a change in the proposed fee rate.  Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Agreement.

Benefits to be derived by PBI from the relationship with the Fund. The Board considered that PBI did not anticipate that it would receive any “fall-out” or ancillary benefits as a result of its advisory relationship with the Fund.  Based on the

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foregoing, the Board concluded that any “fall-out” benefits which may accrue to PBI were not a material factor in approving the Agreement.

Board’s Conclusion. Based on the various considerations described above, the Board, including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, of the Fund or PBI, concluded that the proposed investment advisory fee is reasonable and that the approval of the Agreement is in the best interests of the Fund and its shareholders and, as a result, approved the Agreement.

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PineBridge Mutual Funds
Renewal of Investment Advisory Agreements

At a meeting held on November 9, 2011, the Board of Trustees (“Board”) of the PineBridge Mutual Funds (the “Trust”) approved the renewal of the Trust’s investment advisory agreement (“Agreement”) with PineBridge Investments, LLC (“PBI”) with respect to the PineBridge US Micro Cap Growth Fund and the PineBridge US Small Cap Growth Fund (the “Funds”).  In voting to approve the renewal of the Agreement, the Board considered the overall fairness of the Agreement and factors it deemed relevant with respect to each Fund, including, but not limited to: (1) the nature, extent and quality of the services provided to each Fund under the Agreement; (2) the performance of each Fund for various periods ended September 30, 2011, as compared to its benchmark and percentile ranking relative to applicable universes of funds compiled by Morningstar, a third-party provider of such data (each, a “Morningstar Category”); (3) the level of the fees and the overall expenses of each Fund and how those fees and expenses compared to a Morningstar Category; (4) the costs to PBI of services provided to the Funds and the profit (if any) earned by PBI with respect to such services; (5) the effect of changes in each Fund’s asset levels on the advisory fee and overall expense ratios (economies of scale); and (6) other benefits derived or anticipated to be derived and identified by PBI from its relationship with the Funds.  For purposes of performance and fee comparisons, the Board considered the class of shares with the longest operational history.

In considering the approval of the Agreement, the Board reviewed a variety of information, including, but not limited to, PBI’s responses to certain questions relating to its management of the Funds, reports relating to each Fund’s performance, reports regarding each Fund’s advisory fees and total operating expenses, reports on PBI’s profitability and other relevant data.  The Board also considered responses to questions that it asked to various personnel of PBI regarding certain key aspects of materials submitted in support of the renewal.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement for each Fund and each Trustee may have afforded different weight to the various factors.  In determining whether to approve the continuance of the Agreement, the Board considered the best interests of each Fund separately.  In addition, the Board noted that the Trustees have considered various other reports and information provided to them at their regular Board meetings and otherwise.  While the Agreement was considered for each Fund at the same Board meeting, the Board considered each Fund’s investment advisory relationship separately.

Nature, Extent and Quality of Services.  The Board considered PBI’s investment philosophy and the advisory services that PBI provides to the Funds under the Agreement.  For example, the Board considered that PBI is responsible for making investment decisions on behalf of each Fund, placing all orders for the purchase

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and sale of the Funds’ investments with brokers or dealers, and performing related administrative functions.  The Board also considered the background and experience of the Funds’ senior portfolio manager.  The Board considered PBI’s investment resources and infrastructure, insurance coverage and the adequacy of its compliance program.  The Board also considered PBI’s representation that there are no financial constraints that would impair its ability to provide high-quality services to the Funds.  Based on this information, the Board concluded that the nature, extent and quality of the advisory services provided to the Funds by PBI supported a decision to renew the Agreement.

Performance.  The Board considered quarterly reports throughout the year related to the performance of the Funds.  In addition, the Board evaluated the performance of each Fund, based on the performance of the Fund’s Class I shares, relative to its benchmark index and the Fund’s Morningstar Category for the period ended September 30, 2011.

With respect to the Micro Cap Fund, the Board considered that the Fund outperformed its benchmark index for the 1-year, 5-year and since inception periods and underperformed its benchmark index for all other relevant periods.  The Board also considered that this Fund ranked in the 2nd percentile of its Morningstar Category for the since inception period and in the 54th, 62nd and 78th percentiles for the 1-year, 5-year and 10-year periods, respectively.

With respect to the Small Cap Fund, the Board considered that the Fund outperformed its benchmark index for the year-to-date, 1-year, 5-year and since inception periods and underperformed its benchmark index for all other relevant periods.  In addition, this Fund ranked in the 35th percentile of its Morningstar Category for the since inception period and in the 20th, 41st and 94th percentiles for the 1-year, 5-year and 10-year periods, respectively.

Fees and Expenses.  The Board considered the advisory fee and total expenses of each Fund’s Class I shares relative to the relevant Morningstar Category.  The Board considered the advisory fees charged by PBI to a small cap fund that it manages which is domiciled in Japan, and noted that PBI does not have any other advisory clients that follow the same strategy as either of the Funds.  The Board also considered PBI’s fee schedule for a potential client account that follows the small cap growth strategy.  Additionally, the Board considered that PBI had agreed to continue its existing expense reimbursement arrangements for each Fund.

With respect to the Micro Cap Fund, the Board considered that its contractual advisory fee rate and total expense ratio (after contractual fee waivers) are equal to the median of the Morningstar Category. With respect to the Small Cap Fund, the Board considered that its contractual advisory fee rate and total expense ratio (after contractual fee waivers) are higher than medians of the Morningstar Category.

Costs, Profitability and Economies of Scale. The Board considered the overall profitability of PBI’s investment business and its representation that it does calculate profitability with respect to its services to individual Funds.  The Board

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noted PBI’s representation that it did not earn profits in connection with rendering services to the Funds during the prior year.  As a result, the Board did not deem there to be economies of scale at this point which would warrant any changes in advisory fee rates.  Based on these considerations, the Board determined that, in the exercise of its business judgment, the costs of the services provided were fair and reasonable.

Benefits derived by PBI from the relationship with the Funds. The Board considered PBI’s representation that neither PBI nor its affiliates accrue any “fall-out” or ancillary benefits as a result of PBI’s advisory relationship with the Funds.  Based on the foregoing, the Board concluded that any such “fall-out” benefits were not a material factor in approving the Agreement.

Conclusions. Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Funds was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment.  On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

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PineBridge Mutual Funds
Trustees and Officers Disclosure (Unaudited)

The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-426-9157.

Trustees and Officers of the Trust
Number
				of Funds	Other
		Term of		in Fund	Directorships
Name,	Position(s)	Office and		Complex	Held During
Year of Birth	Held	Length of	Principal Occupation(s)	Overseen	the Last
and Address	with Trust	Time Served	During Past Five Years	by Trustee(1)	5 Years
INTERESTED
TRUSTEE
Robin C. Thorn(2)	Trustee	Indefinite	Managing Director, Head	4	None
(born 1971)	and	Until	of Developed Market
399 Park	President	Successor	Equities since 2008 at
Avenue,		Elected;	PineBridge Investments
4th Floor		Since	LLC, formerly AIG Global
New York, NY		2011	Investment Corp., and
10022			Global Head of Equities
Research and Head of
European Equities at
PineBridge Investments
LLC, formerly AIG Global
Investment Corp., since 2000.
INDEPENDENT
TRUSTEES
George W. Gau	Chairman	Indefinite	Professor of Finance	4	None
(born 1947)	of the	Until	and George S. Watson
399 Park	Board and	Successor	Centennial Professor in
Avenue,	Trustee	Elected;	Real Estate, since 1988,
4th Floor		Since	and J. Ludwig Mosle
New York, NY		1999	Centennial Memorial
10022			Professor in Investments
and Money Management,
since 1996, McCombs
School of Business,
University of Texas at Austin.
Dean, McCombs School of
Business, (2002-2008).
Chairman of the Board,
The MBA Investment Fund,
L.L.C., since 1994, a private
investment company
managed by business
students.

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Number
				of Funds	Other
		Term of		in Fund	Directorships
Name,	Position(s)	Office and		Complex	Held During
Year of Birth	Held	Length of	Principal Occupation(s)	Overseen	the Last
and Address	with Trust	Time Served	During Past Five Years	by Trustee(1)	5 Years
John H. Massey	Trustee	Indefinite	Chairman of the Fund	4	Corporate
(born 1939)		Until	of Funds Investment		director: Hill
399 Park		Successor	Committee for Neuberger		Bancshares
Avenue,		Elected;	Investment Management,		Holdings,
4th Floor		Since	since 1996.		Inc., FSW
New York, NY		1996			Holdings,
10022					Inc., and
Central Texas
Bankshare
Holdings, Inc.

David M.	Trustee	Indefinite	Retired	4	None
Reichert		Until
(born 1939)		Successor
399 Park		Elected;
Avenue,		Since
4th Floor		1996
New York, NY
10022

OFFICERS
Robin C. Thorn	Trustee	Indefinite	Managing Director, Head	Not	Not
(born 1971)	and	Until	of Developed Market	Applicable	Applicable
399 Park	President	Successor	Equities since 2008 at
Avenue,		Elected;	PineBridge Investments
4th Floor		Since	LLC, formerly AIG Global
New York, NY		February	Investment Corp., and
10022		2009	Global Head of Equities
Research and Head of
European Equities at
PineBridge Investments
LLC, formerly AIG Global
Investment Corp., since 2000.

Joseph	Chief	Since	Chief Financial Officer,	Not	Not
Altobelli	Financial	November	Traditional Products,	Applicable	Applicable
(born 1969)	Officer	2009	PineBridge Investments
399 Park			LLC, formerly AIG Global
Avenue,	Treasurer	Indefinite	Investment Corp., since
4th Floor		Until	November 2008; Chief
New York, NY		Successor	Financial Officer, Information
10022		Elected;	Technology and Finance,
		Since	American International
		November	Group, Inc. (March 2006-
		2009	November 2008); Vice
President, Private Client
Technology (July 2004-
March 2006).

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Number
				of Funds	Other
		Term of		in Fund	Directorships
Name,	Position(s)	Office and		Complex	Held During
Year of Birth	Held	Length of	Principal Occupation(s)	Overseen	the Last
and Address	with Trust	Time Served	During Past Five Years	by Trustee(1)	5 Years
Nicholas	Chief	Since	Managing Director, Chief	Not	Not
Denton-Clark	Compliance	November	Compliance Officer,	Applicable	Applicable
(born 1977)	Officer and	2010	Americas, PineBridge
399 Park	Secretary		Investments LLC, since
Avenue,			June 2010; Senior
4th Floor			Manager, Governance
New York, NY			Risk and Regulatory
10022			Consulting Group, Deloitte
& Touche LLP (January
2000-June 2010).

(1)
The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (PineBridge US Micro Cap Growth Fund, PineBridge US Small Cap Growth Fund, PineBridge US 25 Equity Fund and PineBridge Merger Arbitrage Fund).

(2)	Mr. Thorn is deemed to be an “interested person” of the Trust, as defined by the 1940 Act, because he is an officer of PineBridge.

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PineBridge Mutual Funds
Additional Information (Unaudited)

Proxy Voting. A description of the Trust’s proxy voting policies and procedures that each Fund uses to determine how to vote proxies relating to the holdings of each Fund is available without charge, upon request, by calling 1-800-426-9157 or on the SEC website at http://www.sec.gov.

Proxy Voting Record. Information regarding how the Funds voted proxies relating to fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-426-9157 and on the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule. The Funds file complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330.

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PineBridge Mutual Funds
Privacy Notice

PineBridge Mutual Funds (the “Trust”) collects nonpublic personal information about individual customers (“you”) from the following sources:

•Information we receive from you on applications or other forms; and

•Information about your transactions with us or others, including your financial adviser.

The Trust will only disclose the information described above if:

•The Trust receives your prior written consent;

•The Trust believes the recipient is your authorized representative;

•The Trust  discloses the information as permitted by law, including to third parties recipients in order to service your account(s); or

•The Trust is required by law to disclose information to the recipient.

If you decide to close your account(s) or become an inactive customer, the Trust will adhere to the privacy policies and practices as described in this notice.

The Trust restricts access to your personal and account information to those employees who need to know that information to provide products or services to you. The Trust maintains physical, electronic, and procedural safeguards designed to guard your nonpublic personal information.

This Privacy Notice is not a part of the Annual Report.

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TRUSTEES	CUSTODIAN & TRANSFER AGENT

GEORGE W. GAU	U.S. BANK, N.A.
JOHN H. MASSEY	1555 N. RIVER CENTER DR., SUITE 302
DAVID M. REICHERT	MILWAUKEE, WI 53212
ROBIN C. THORN
COUNSEL
OFFICERS
K&L GATES LLP
ROBIN C. THORN	1601 K STREET, N.W.
President	WASHINGTON, DC 20006

JOSEPH ALTOBELLI	INDEPENDENT REGISTERED PUBLIC
Chief Financial Officer and Treasurer	ACCOUNTING FIRM

NICHOLAS DENTON-CLARK	PRICEWATERHOUSECOOPERS LLP
Chief Compliance Officer	100 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202
ADMINISTRATOR
DISTRIBUTOR
U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR	QUASAR DISTRIBUTORS, LLC
MILWAUKEE, WI 53202	615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202

When used as sales literature, this report must be
accompanied or preceded by a Fund’s current prospectus.

Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing.  The prospectus contains this and other important information about the Funds.  A copy of the prospectus may be obtained by visiting
www.PineBridge.com/USMutualFunds and should be read carefully before investing.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor • Milwaukee, WI 53202

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Item 2. Code of Ethics.

The registrant has adopted a Code of Business Ethics for the President and Chief Financial Officer & Treasurer.  The registrant made immaterial amendments to its Code of Business Ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Business Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John H. Massey is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2011	FYE 11/30/2010
Audit Fees	$61,890	$67,890
Audit-Related Fees	$0	$0
Tax Fees	$16,500	$18,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by PricewaterhouseCoopers LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2011	FYE 11/30/2010
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2011	FYE 11/30/2010
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Fund Governance Committee Charter contains the following procedures by which shareholders may recommend nominees to the registrant’s board of trustees:

When the Board has, or expects to have, a vacancy, the Committee shall receive and review information on candidates qualified to be recommended to the full Board as nominees for election as trustees, including any recommendations by shareholders.  The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the registrant’s offices.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Chief Financial Officer & Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       PineBridge Mutual Funds

By (Signature and Title)          /s/Robin C. Thorn
    Robin C. Thorn, President

Date     February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)     /s/Robin C. Thorn
                                                    Robin C. Thorn, President

Date     February 6, 2012

By (Signature and Title)       /s/Joseph Altobelli
                                                    Joseph Altobelli, Chief Financial Officer & Treasurer

Date     February 6, 2012